                                                                    Exhibit 28.2




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 11-K




                 Annual Report Pursuant to Section 15(d) of the
                         Securities Exchange Act of 1934




For the Fiscal Year Ended December 31, 1996
                          -----------------


Commission File Number 1-5881
                       ------



                 THE BROWN & SHARPE SAVINGS AND RETIREMENT PLAN
                 ----------------------------------------------
                            (Full Title of the Plan)



                      BROWN & SHARPE MANUFACTURING COMPANY
                               200 Frenchtown Road
                    North Kingstown, Rhode Island 02852-1700
                                 (401) 886-2000

         (Name of Issuer and Address of its Principal Executive Office)

                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorized, in North Kingstown, Rhode Island, on the 23rd day of June 1997.
----        ---------

                            BROWN & SHARPE SAVINGS & RETIREMENT PLAN


                            By:   /s/ Alfred J. Corso
                                  -------------------------
                                  Alfred J. Corso
                                  Controller
                                  (Principal Accounting Officer)

                THE BROWN & SHARPE SAVINGS AND RETIREMENT PLAN
                ----------------------------------------------

                               Table of Contents
                               -----------------


                                                                                      Page
                                                                                      ----
Report of Ernst & Young LLP, Independent Auditors                                        4

Financial Statements:

         Statements of Net Assets Available for Plan Benefits
               at December 31, 1996 and 1995                                             5

         Statements of Changes in Net Assets Available for Plan
               Benefits for the Years Ended December 31, 1996 and 1995                   5

         Notes to Financial Statements                                              6 - 15


Supplemental Schedules:

         Schedule of Reportable Transactions                                       16 - 19

         Schedule of Assets Held for Investment Purposes at December 31, 1996           20


Consent of Independent Auditors                                                         21

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
                -------------------------------------------------

Brown & Sharpe Savings and Retirement Plan Committee
Brown & Sharpe Manufacturing Company


         We have audited the accompanying statements of net assets available for plan benefits of the Brown & Sharpe Savings and Retirement Plan (the "Plan") as of December 31, 1996 and 1995, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan at December 31, 1996 and 1995, and the changes in its net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

         Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedules of assets held for investment purposes as of December 31, 1996, and reportable transactions for the year then ended, are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in our audits of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.




                                       ERNST & YOUNG LLP

June 23, 1997

                  THE BROWN & SHARPE SAVINGS & RETIREMENT PLAN
                  --------------------------------------------

              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
              ----------------------------------------------------

                                                     As of December 31,
                                                     -----------------
                                                   1996              1995
                                                   ----              ----
Assets
------
 Investments (Notes 2 and 5)                     $  6,212,169     $  5,569,599
 Dividends and interest receivable                          -           24,260
 Employer contribution receivable                     196,896          181,813
 Plan loans receivable                                164,879           70,355
                                                 ------------     ------------
 Net Assets Available for Plan Benefits          $  6,573,944     $  5,846,027
                                                 ============     ============



  STATEMENTS OF INCOME AND CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
  --------------------------------------------------------------------------

                                                For the years ended December 31,
                                                --------------------------------
                                                      1996             1995
                                                      ----             ----
Additions
---------
Contributions
    Employer                                      $    239,804     $    189,035
    Employee                                           357,515          295,062
                                                  ------------     ------------
                                                       597,319          484,097
Investment income
    Interest                                           419,612          230,153
    Dividends                                                -            7,202
                                                  ------------     ------------
                                                       419,612          237,355
Net appreciation
    in fair value of investments                       425,218          514,075
                                                  ------------     ------------
Total additions                                      1,442,149        1,235,527

Deductions
   Payments to participants                          (590,325)        (744,842)
   Forfeitures                                               -            (580)
   Fees                                                  (255)          (2,955)
                                                  ------------     ------------
Total deductions                                     (590,580)        (748,377)

Transfers
   From Brown & Sharpe Employee Stock Owner-
       ship & Profit Participation Plan (ESOP)          26,479            6,487
   To Brown & Sharpe Savings & Retirement
       Plan for Management Employees (SARP-M)        (150,131)         (46,263)
                                                  ------------     ------------
Net transfers                                        (123,652)         (39,776)
                                                  ------------     ------------

Net increase in assets                                 727,917          447,374
Net assets, beginning of year                        5,846,027        5,398,653
                                                  ------------     ------------
Net assets, end of year                           $  6,573,944     $  5,846,027
                                                  ============     ============

See notes to the financial statements.

                  THE BROWN & SHARPE SAVINGS & RETIREMENT PLAN

                          Notes To Financial Statements
                          -----------------------------

1.   Plan Description
     ----------------

     The following description of the Brown & Sharpe Savings and Retirement Plan (the "Plan") provides only general information. Participants should refer to the Summary Plan Description for more complete details.

         General
         -------

         The Plan, which began on October 1, 1987, is a defined contribution plan covering all eligible full-time employees covered by a collective bargaining agreement of Brown & Sharpe Manufacturing Company (the "Company") and its affiliated companies who participate in the Plan. Such employees are immediately eligible to make deferred salary contributions to the Plan. One year of service is required to become a participant receiving Company contributions. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended.

         On May 6, 1996, the assets of the Plan were transferred from Fleet National Bank to Putnam Fiduciary Trust Company which was appointed new Trustee and Recordkeeper.

         Contributions
         -------------

         The Plan permits a participant to make deferred salary contributions to the Plan up to 16% of compensation up to a maximum of $9,500 in 1996 and $9,240 in 1995 (indexed in future years) which is not subject to federal income tax until distributed. Contributions are invested at the direction of the employee in one or more investment alternatives, or "Funds," as described below.

         The Company may, at the discretion of the Board of Directors, make a supplemental contribution of 4% of annual compensation plus 4% of the amount over the Social Security wage base to the account of each participant to be invested as instructed by the participant. The Company's supplemental contributions for 1996 and 1995 were $196,896 and $181,813 respectively.

         In addition, the Plan provides for a Company contribution, or subsidy, equal to one-quarter of the amount of each deferred salary contribution invested directly in the Company Stock Fund. Such Company contributions for 1996 and 1995 were $5,667 and $7,222 respectively.

         In addition, at the discretion of the Board of Directors, the Company may make a matching contribution equal to a percentage not to exceed 25% of the elective contribution, disregarding any elective contribution in excess of 6% of such eligible participant's salary for such Plan year. Such contribution for 1996 was $37,241; no such amounts were paid in 1995.

          Participant Accounts
          --------------------

          A separate account is established for each participant when enrolled in the Plan. Each participant's account is credited with participant salary deferrals and Company contributions. An allocation of earnings of the Funds in which such participant's account is invested was determined by a monthly valuation and credited ratably among all participants in each Fund prior to the conversion to Putnam Fiduciary Trust Company. After the conversion to Putnam Fiduciary Trust Company, valuation of individual accounts are performed daily based on the number of shares a participant holds multiplied by the value of the Fund. Guaranteed interest contract account earnings are valued on a monthly basis and are allocated to participants based on a pro rated basis.

                    -----------------------------------------

        Investments
        -----------

        Prior to the conversion to Putnam Fiduciary Trust Company, participants directed the trustee to deposit contributions in one or more of the following investment alternatives in multiples of 10%:

        (1) the Diversified Fund, managed by Frontier Capital Management, Inc., consisting primarily of a diversified portfolio of stock and fixed income securities; (2) the Company Stock Fund, managed by Fleet National Bank, consisting primarily of Company common stock and cash; (3) the Money Market Fund, invested by Fleet National Bank through Fidelity Management & Research Company, consisting primarily of obligations of the U.S. Government or its agencies, banks and business corporations (other than the Company); or (4) the Guaranteed Interest Fund, consisting primarily of guaranteed investment contracts issued by American International Life Assurance Company of New York, Principal Mutual Life Insurance Company, and Allstate Life Insurance Company. These guaranteed investment contracts are agreements under which the issuer has agreed to pay the investor a guaranteed rate of interest over terms ranging from 3 to 5 years. The contracts automatically terminate at maturity date. A penalty is imposed upon early termination of contract. The issuers of these contracts are insurance companies, and because of this, the contracts are more susceptible to factors adversely affecting the insurance industry than similar contracts issued by parties other than insurance companies. Transfers between investment funds can be made subject to certain rules.

        In 1995, the Plan assets, and those of the Brown & Sharpe Savings and Retirement Plan were held in a trust administered by Fleet National Bank as Trustee. The assets and activity within this trust were allocated between the two plans based on the underlying participant records of each plan.

        After the transfer of assets to Putnam Fiduciary Trust Company, participants direct the trustee to deposit contributions in one of more of the following investment alternatives in multiples of 5%:

        (1) Putnam New Opportunities Fund invests in a portfolio of stocks in certain emerging industry groups that Putnam believes offer above-average long-term growth potential; (2) the Company Stock Fund, managed by Putnam Investments, consisting of Brown & Sharpe common stock; (3) the Putnam Voyager Fund, invests in a combination of stocks of small companies expected to grow over time as well as stocks of larger, more established corporations; (4) the Putnam Fund for Growth & Income, invests mainly in attractive priced stocks of companies that offer long-term growth potential while also providing income; (5) The George Putnam Fund of Boston, invests in stocks and corporate and government bonds, providing a balanced way to pursue long-term rewards; (6) the Brown & Sharpe Stable Value Fund, consisting of guaranteed investment contracts issued by American International Life Assurance Company of New York, Principal Mutual Life Insurance Company and the Putnam Stable Value Fund, managed by Putnam Investments. These individual guaranteed investment contracts are agreements under which the issuer has agreed to pay the investor a guaranteed rate of interest over terms ranging from 3 to 5 years. The contracts automatically terminate at maturity date. A penalty is imposed upon early termination of contract. The issuers of these contracts are insurance companies, and because of this, the contracts are more susceptible to factors adversely affecting the insurance industry than similar contracts issued by parties other than insurance companies. Transfers between investment funds can be made subject to certain rules.

        The Plan assets are held in a trust administered by Putnam Fiduciary Trust Company as Trustee.

        The Company pays substantially all of the expenses associated with administering the Plan.

        Benefits
        --------

        A participant is always vested 100% in deferred salary contributions and Company stock purchased at a discount and becomes 100% vested in Company contributions after 3 years of service.

                    -----------------------------------------

        Upon termination of service, participants are eligible to receive the vested value of their account in a lump sum payment or, if retired, in equal annual installments over a 10-year period or deferred until a future date no later than age 70-1/2.

        While in service, a participant may apply for a hardship withdrawal of funds subject to restrictive IRS rules and excise tax. The Plan also permits a participant to borrow against his/her account and repay the loan by payroll deduction.

        Plan participants who are no longer employees of the Company, but who have elected to defer payment of their account balance, are assessed an asset management trust and recordkeeping fee based on actual cost. These participant account balances amount to $79,787 at December 31, 1996.


2.  Summary of Significant Accounting Policies
    ------------------------------------------

    The preparation of financial statements in accordance with GAAP requires the use of management's estimates.

    Investments, other than insurance contracts, are stated at fair value. The shares of registered investment companies are valued at quoted market prices which represent the net asset values of shares held by the Plan at year-end. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year. Listed securities and governmental obligations for which no sale was reported on that date are valued at the last reported bid price. Investments in guaranteed interest contracts with insurance companies are stated at contract value defined as cost plus accrued interest less distributions to date, which approximates fair value. The Plan loans receivable are valued at cost which approximates fair value. Purchases and sales of securities are reflected on a trade-date basis. The Plan presents in the statements of changes in net assets the net appreciation (depreciation) in the fair value of its investments which consists of the realized gains or losses and the unrealized appreciation (depreciation) on those investments. Dividend income is accrued on the ex-dividend date. Income from other investments is recorded as earned on an accrual basis.

3.  Tax Status
    ----------

    The Internal Revenue Service ruled on April 11, 1995, that the Plan qualifies under Section 401(a) of the Internal Revenue Code (IRC) and, therefore, the related trust is not subject to tax under present income tax law. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. Management is not aware of any course of action or series of events that have occurred that might adversely affect the Plan's qualified status.


4.  Plan Termination
    ----------------

    The Company adopted this Plan with a view to maintaining it permanently. However, the Company reserves the right to modify or amend the Plan from time to time, or to terminate the Plan, and to discontinue making contributions temporarily or permanently depending upon business and economic conditions. The Company cannot amend the Plan so as to deprive any participant of benefits already accrued under the Plan at the time of amendment, nor can the Company take back any contributions which it has made to the Plan except in limited circumstances involving factual error or contributions thought to be deductible which are not deductible. Should the Plan terminate, accounts would become fully vested, regardless of years of service, and would be paid to participants as directed by the Committee administering the Plan.

                    -----------------------------------------

5.  Investments
    -----------

         Investments held at December 31, 1996 and 1995 are as follows:


 Description                                        Current Value                                     Cost
 -----------                                        -------------                                     ----
                                               1996                1995                     1996                1995
                                               ----                ----                     ----                ----
Investments stated at fair value:
   Company common stock                    $  434,498           $   373,420            $   283,136          $  347,071
   Diversified investments:
       Government securities                        -               194,591                      -             184,390
       Common & preferred stock                     -             1,622,939                      -           1,216,984
   Short-term investments (1)                       -               197,381                      -             197,381
Putnam Stable Value Fund                      629,947                     -                629,947                   -
Registered Investment companies
   The George Putnam Fund of Boston         1,202,853                     -              1,178,067                   -
   Putnam Fund for Growth & Income            804,855                     -                776,968                   -
   Putnam Voyager Fund                        546,471                     -                562,950                   -
   Putnam New Opportunities Fund            1,149,331                     -              1,168,310                   -
Investments stated at contract value:
   Guaranteed interest contracts            1,444,214             3,181,268              1,444,214           3,181,268
                                          -----------           -----------            -----------         -----------
       Total investments                   $6,212,169            $5,569,599             $6,043,592          $5,127,094
                                          ===========           ===========            ===========         ===========

   (1) Short-term investments include temporary investments made within each of the available Funds.

       The following investments exceed 5% of Plan assets at December 31, 1996:

                                                                                                          Current Value
                                                                                                          -------------
Investments stated at contract value:
1993 GIC                                    Principal Mutual Life Insurance                            $        754,939
                                            Contract # (3)88705-03-H
1994 GIC                                    American International Life Assurance Company                       647,245
                                            Contract #18181-H

Investments stated at fair value as determined by quoted market price:
31,035.57 shares                            Brown & Sharpe Manufacturing Company                                434,498
                                               Common Stock Class A & B
73,344.74 shares                            The George Putnam Fund of Boston                                  1,202,853
44,664.55 shares                            Putnam Fund for Growth & Income                                     804,855
33,900.16 shares                            Putnam Voyager Fund                                                 546,471
28,287.72 shares                            Putnam New Opportunities Fund                                     1,149,331
629,947 shares                              Putnam Stable Value Fund                                            629,947

     The following investments exceed 5% of Plan assets at December 31, 1995:

                                                                                                         Current Value
                                                                                                         -------------
Investments stated at contract value:
1991 GIC                                    Allstate Life Insurance Company                            $        347,351
                                            Contract #GA5052
1993 GIC                                    Principal Mutual Life Insurance                                   2,045,067
                                            Contract #GA88705-3-H
1994 GIC                                    American International Life Assurance Company                       529,418
                                            Contract #18181-H
Investments stated at fair value:
36,431.26 shares                            Brown & Sharpe Manufacturing Company                                373,420
                                            Common Stock Class A & B


                    -----------------------------------------

     6. Allocation of Statements of Net Assets Available for Plan Benefits and
        ----------------------------------------------------------------------
     Statements of Income and Changes in Net Assets Available for Plan Benefits
     --------------------------------------------------------------------------

STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS AT DECEMBER 31, 1996, WITH FUND INFORMATION
-----------------------------------------------------------------------------------------------


                                                                                      Brown & Sharpe          George
                                                      Plan             Company          Stable Value          Putnam
                                                     Loans            Stock Fund           Fund                Fund
                                                     -----            ----------           ----                ----
Assets:
  Investments                                       $      -           $434,498          $2,074,161          $1,202,853
  Dividend and interest receivable                         -                  -                   -                   -
  Employer contribution receivable                         -              6,181              48,088              18,860
  Plan loans receivable                              164,879                  -                   -                   -
                                                    --------           --------          ----------          ----------
Net Assets Available for Plan Benefits              $164,879           $440,679          $2,122,249          $1,221,713
                                                    ========           ========          ==========          ==========

                                                       Putnam
                                                      Growth &           Putnam         Putnam New
                                                       Income            Voyager       Opportunities
                                                        Fund              Fund             Fund                Total
                                                        ----              ----             ----                -----
Assets:
  Investments                                          $804,855          $546,471         $1,149,331         $6,212,169
  Dividend and interest receivable                            -                 -                  -                  -
  Employer contribution receivable                       36,516            30,873             56,378            196,896
  Plan loans receivable                                       -                 -                  -            164,879
                                                       --------          --------         ----------         ----------
Net Assets Available for Plan Benefits                 $841,371          $577,344         $1,205,709         $6,573,944
                                                       ========          ========         ==========         ==========


 STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS AT DECEMBER 31, 1995, WITH FUND INFORMATION
 -----------------------------------------------------------------------------------------------

                                                                                        Money                          (1)
                                                                  Plan                  Market              Diversified
                                                                  Loans                  Fund                  Fund
                                                                  -----                  ----                  ----
      Assets:
        Investments                                              $     -                $131,413             $1,845,379
        Dividends and interest receivable                              -                     418                  6,130
        Plan loans receivable                                     70,355                       -                      -
        Employer contributions receivable                              -                   8,915                105,720
                                                                 -------                --------             ----------
      Net Assets Available for Plan Benefits                     $70,355                $140,746             $1,957,229
                                                                 =======                ========             ==========

                                                                                                   (1)
                                                                         (1)             Guaranteed
                                                                  Company                 Interest
                                                                 Stock Fund                 Fund                     Total
                                                                 ----------                 ----                     -----
      Assets:
        Investments                                               $382,150                $3,210,657               $5,569,599
        Dividends and interest receivable                               11                    17,701                   24,260
        Plan loans receivable                                            -                         -                   70,355
        Employer contributions receivable                            6,491                    60,687                  181,813
                                                                  --------                ----------               ----------
      Net Assets Available for Plan Benefits                      $388,652                $3,289,045               $5,846,027
                                                                  ========                ==========               ==========


/(1)/ Includes short-term investments of $27,849 in the Diversified Fund, $8,730 in the Company Stock Fund, and $29,389 in the Guaranteed Interest Fund.

                    -----------------------------------------

6. Allocation of Statements of Net Assets Available for Plan Benefits and
   ----------------------------------------------------------------------
Statements of Income and Changes in Net Assets Available for Plan Benefits
--------------------------------------------------------------------------
(continued)
-----------

STATEMENT OF INCOME AND CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS FOR
-----------------------------------------------------------------------------
THE PERIOD JANUARY 1, 1996 - APRIL 30, 1996, WITH FUND INFORMATION
------------------------------------------------------------------


                                            Plan           Money Market          Diversified
                                           Loans               Fund                 Fund
                                           -----               ----                 ----
  Additions
  ---------
  Contributions
      Employer                          $          -        $      2,454          $    19,992
      Employee                                     -               1,095               40,314
      Loan repayments                       (12,574)                   -                4,521
                                        ------------        ------------          -----------
                                            (12,574)               3,549               64,827
  Investment income
      Interest                                     -               2,688                  628
                                        ------------        ------------          -----------
                                                   -               2,688                  628
  Net appreciation
      in fair value of investments                 -                   -              186,515
                                        ------------        ------------          -----------

  Total additions                           (12,574)               6,237              251,970

  Disbursements
      Payments to participants                     -                   -              (5,000)
      Loans to participants                   18,500               (740)             (17,760)
      Fees                                         -                   -                    -
                                        ------------        ------------          -----------
  Total disbursements                         18,500               (740)             (22,760)

  Transfers
      Transfers (to) from SARP-M                   -             (4,045)             (56,426)
      Transfers to new trustee              (76,281)           (140,409)          (2,168,209)
      Transfers between funds                      -             (1,789)               38,196
                                        ------------        ------------          -----------
  Net transfers                             (76,281)           (146,243)          (2,186,439)
                                        ------------        ------------          -----------

  Net increase (decrease)                   (70,355)           (140,746)          (1,957,229)
  Net assets, beginning of period             70,355             140,746            1,957,229
                                        ------------        ------------          -----------
  Net assets, end of year               $          -        $          -          $         -
                                        ============        ============          ===========


                                                                      Guaranteed
                                              Company                  Interest
                                             Stock Fund                  Fund                 Total
                                             ----------                  ----                 -----
  Additions
  ---------
  Contributions
      Employer                              $      3,798             $     13,412          $    39,656
      Employee                                     9,659                   41,975               93,043
      Loan repayments                              3,704                    4,349                    -
                                            ------------             ------------          -----------
                                                  17,161                   59,736              132,699
  Investment income
      Interest                                       633                   68,317               72,266
                                            ------------             ------------          -----------
                                                     633                   68,317               72,266
  Net appreciation
      in fair value of investments              (19,269)                        -              167,246
                                            ------------             ------------          -----------

  Total additions                                (1,475)                  128,053              372,211

  Disbursements
      Payments to participants                         -                        -              (5,000)
      Loans to participants                            -                        -                    -
      Fees                                             -                        -                    -
                                            ------------             ------------          -----------
  Total disbursements                                  -                        -              (5,000)

  Transfers
      Transfers (to) from SARP-M                     511                 (34,769)             (94,729)
      Transfers to new trustee                 (402,200)              (3,331,410)          (6,118,509)
      Transfers between funds                     14,512                 (50,919)                    -
                                            ------------             ------------          -----------
  Net transfers                                (387,177)              (3,417,098)          (6,213,238)
                                            ------------             ------------          -----------

  Net increase (decrease)                      (388,652)              (3,289,045)          (5,846,027)
  Net assets, beginning of period                388,652                3,289,045            5,846,027
                                            ------------             ------------          -----------
  Net assets, end of year                   $          -             $          -          $         -
                                            ============             ============          ===========

                    -----------------------------------------


6.   Allocation of Statements of Net Assets Available for Plan Benefits and
     ----------------------------------------------------------------------
     Statements of Income and Changes in Net Assets Available for Plan Benefits
     --------------------------------------------------------------------------
     (continued)
     -----------

STATEMENT OF INCOME AND CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS FOR
-----------------------------------------------------------------------------
THE PERIOD MAY 1, 1996 - DECEMBER 31, 1996, WITH FUND INFORMATION
-----------------------------------------------------------------

                                                                         Brown & Sharpe        George            Putnam
                                         Plan          Company            Stable Value         Putnam       Growth & Income
                                        Loans         Stock Fund              Fund              Fund              Fund
                                        -----         ----------              ----              ----              ----
Additions
---------
Contributions
    Employer                     $            -   $         9,433     $        48,088   $        18,860     $      36,516
    Employee                                  -            12,024              36,292            26,293            58,222
    Loan repayments                    (22,922)               798               2,195             2,200             6,973
                                 --------------   ---------------     ---------------   ---------------     -------------
                                       (22,922)            22,255              86,575            47,353           101,711
Investment income
    Interest                                  -               103             131,737           109,113            61,203
                                 --------------   ---------------     ---------------   ---------------     -------------
                                              -               103             131,737           109,113            61,203
Net appreciation (depreciation)
    in fair value of investments              -           231,306                   -            33,216            28,984
                                 --------------   ---------------     ---------------   ---------------     -------------

Total additions                        (22,922)           253,664             218,312           189,682           191,898

Disbursements
    Payments to participants                  -          (31,277)           (499,776)          (54,272)                 -
    Loans to participants               111,520           (2,792)            (15,784)          (27,566)          (15,443)
    Fees                                      -                 -                (47)              (64)              (29)
                                 --------------   ---------------     ---------------   ---------------     -------------
Total disbursements                     111,520          (34,069)           (515,607)          (81,902)          (15,472)

Transfers
  Transfers from ESOP                         -                 -              15,962            10,517                 -
  Transfers (to) from SARP-M                  -         (134,797)         (1,038,497)       (1,082,469)           644,707
  Transfers from previous trustee        76,281           355,881           3,468,935         2,217,412                 -
Transfers between funds                       -                 -            (26,856)          (31,527)            20,238
                                 --------------   ---------------     ---------------   ---------------     -------------
Net transfers                            76,281           221,084           2,419,544         1,113,933           664,945
                                 --------------   ---------------     ---------------   ---------------     -------------

Net increase (decrease)                 164,879           440,679           2,122,249         1,221,713           841,371
Net assets, beginning of period               -                 -                   -                 -                 -
                                 --------------   ---------------     ---------------   ---------------     -------------
Net assets, end of year          $      164,879   $       440,679     $     2,122,249   $     1,221,713     $     841,371
                                 ==============   ===============     ===============   ===============     =============


                                          Putnam           Putnam New
                                          Voyager         Opportunities                        Consolidated
                                           Fund               Fund              Total              Total
                                           ----               ----              -----              -----
Additions
---------
Contributions
    Employer                          $      30,873      $      56,378      $     200,148      $     239,804
    Employee                                 46,038             85,603            264,472            357,515
    Loan repayments                           3,250              7,506                  -                  -
                                      -------------      -------------      -------------      -------------
                                             80,161            149,487            464,620            597,319
Investment income
    Interest                                 35,157             10,033            347,346            419,612
                                      -------------      -------------      -------------      -------------
                                             35,157             10,033            347,346            419,612
Net appreciation (depreciation)
     in fair value of investments          (15,992)           (19,542)            257,972            425,218
                                      -------------      -------------      -------------      -------------

Total additions                              99,326            139,978          1,069,938          1,442,149

Disbursements
    Payments to participants                      -                  -          (585,325)          (590,325)
    Loans to participants                  (14,116)           (35,819)                  -                  -
    Fees                                       (21)               (94)              (255)              (255)
                                      -------------      -------------      -------------      -------------
Total disbursements                        (14,137)           (35,913)          (585,580)          (590,580)

Transfers
  Transfers from ESOP                             -                  -             26,479             26,479
  Transfers (to) from SARP-M                473,250          1,082,404           (55,402)          (150,131)
  Transfers from previous trustee                 -                  -          6,118,509                  -
Transfers between funds                      18,905             19,240                  -                  -
                                      -------------      -------------      -------------      -------------
Net transfers                               492,155          1,101,644          6,089,586          (123,652)
                                      -------------      -------------      -------------      -------------

Net increase (decrease)                     577,344          1,205,709          6,573,944            727,917
Net assets, beginning of period                   -                  -                  -          5,846,027
                                      -------------      -------------      -------------      -------------
Net assets, end of year               $     577,344      $   1,205,709      $   6,573,944      $   6,573,944
                                      =============      =============      =============      =============

                    -----------------------------------------


6.   Allocation of Statements of Net Assets Available for Plan Benefits and
     ----------------------------------------------------------------------
     Statements of Income and Changes in Net Assets Available for Plan Benefits
     --------------------------------------------------------------------------
     (continued)
     -----------

STATEMENT OF INCOME AND CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS FOR
-----------------------------------------------------------------------------
THE YEAR ENDED DECEMBER 31, 1995, WITH FUND INFORMATION
-------------------------------------------------------

                                               Plan          Money Market        Diversified
                                              Loans               Fund               Fund
                                              -----               ----               ----
  Additions
  ---------
  Contributions
      Employer                            $            -   $         8,915    $       105,720
      Employee                                         -             8,505            119,517
      Loan repayments                           (23,752)                 -              7,184
                                          --------------   ---------------    ---------------
                                                (23,752)            17,420            232,421
  Investment income
      Interest                                         -             8,230             15,211
      Dividends                                        -                 -              7,202
                                          --------------   ---------------    ---------------
                                                       -             8,230             22,413
  Net appreciation
      in fair value of investments                     -                 -            386,160
                                          --------------   ---------------    ---------------

  Total additions                               (23,752)            25,650            640,994

  Disbursements
      Payments to participants                         -          (33,741)          (142,189)
      Loans to participants                       29,344             (946)           (18,245)
      Forfeitures                                      -             (580)                  -
      Fees                                             -              (17)            (1,370)
                                          --------------   ---------------    ---------------
  Total disbursements                             29,344          (35,284)          (161,804)

  Transfers
      Transfers (to) from ESOP                         -             1,575                  -
      Transfers from SARP-M                       (4,478)                 -           (11,234)
      Transfers between funds                          -                 -             18,608
                                          --------------   ---------------    ---------------
  Net transfers                                  (4,478)             1,575              7,374
                                          --------------   ---------------    ---------------

  Net increase (decrease)                          1,114           (8,059)            486,564
  Net assets, beginning of year                   69,241           148,805          1,470,665
                                          --------------   ---------------    ---------------
  Net assets, end of year                 $       70,355   $       140,746    $     1,957,229
                                          ==============   ===============    ===============

                                                                        Guaranteed
                                             Company                     Interest
                                           Stock Fund                      Fund                    Total
                                           ----------                      ----                    -----
  Additions
  ---------
  Contributions
      Employer                          $       13,713            $       60,687           $      189,035
      Employee                                  28,889                   138,151                  295,062
      Loan repayments                            5,873                    10,695                        -
                                        --------------            --------------           --------------
                                                48,475                   209,533                  484,097
  Investment income
      Interest                                   1,451                   205,261                  230,153
      Dividends                                      -                         -                    7,202
                                        --------------            --------------           --------------
                                                 1,451                   205,261                  237,355
  Net appreciation
      in fair value of investments             127,915                         -                  514,075
                                        --------------            --------------           --------------

  Total additions                              177,841                   414,794                1,235,527

  Disbursements
      Payments to participants                (41,176)                 (527,736)                (744,842)
      Loans to participants                          -                  (10,153)                        -
      Forfeitures                                    -                         -                    (580)
      Fees                                         (3)                   (1,565)                  (2,955)
                                        --------------            --------------           --------------
  Total disbursements                         (41,179)                 (539,454)                (748,377)

  Transfers
      Transfers (to) from ESOP                   (258)                     5,170                    6,487
      Transfers from SARP-M                    (1,383)                  (29,168)                 (46,263)
      Transfers between funds                  (9,481)                   (9,127)                        -
                                        --------------            --------------           --------------
  Net transfers                               (11,122)                  (33,125)                 (39,776)
                                        --------------            --------------           --------------

  Net increase (decrease)                      125,540                 (157,785)                  447,374
  Net assets, beginning of year                263,112                 3,446,830                5,398,653
                                        --------------            --------------           --------------
  Net assets, end of year               $      388,652            $    3,289,045           $    5,846,027
                                        ==============            ==============           ==============

                   7. Transactions with Parties-In-Interest

During the years ended December 31, 1996 and 1995, the Plan entered into the following transactions with parties-in-interest:


                                                                                        December 31,
                                                                    1996                -----------               1995
                                                                    ----                                          ----

                                                    Units/Shares                Amount               Units/Shares         Amount
                                                    ------------                ------               ------------         ------
The George Putnam Fund of Boston
--------------------------------
          Purchase of face amount                    164,237.61            $  2,624,620                   --            $    --
          Sales of face amount                        90,892.87               1,454,983                   --                 --
          Investment income/loss                             --                   8,430                   --                 --

Putnam Fund for Growth and Income
---------------------------------

          Purchase of face amount                     48,324.93            $    840,325                   --            $    --
          Sales of face amount                         3,660.38                  64,454                   --                 --
          Investment income/loss                             --                   1,097                   --                 --

Putnam Voyager Fund
-------------------

          Purchase of face amount                     37,829.72            $    627,865                   --            $    --
          Sales of face amount                         3,929.56                  65,402                   --                 --
          Investment income/loss                             --                     487                   --                 --

Putnam Stable Value Fund
------------------------

          Purchase of face amount                  1,780,773.00            $  1,780,823                   --            $    --
          Sales of face amount                     1,150,826.00               1,150,876                   --                 --
          Investment income/loss                             --                      --                   --                 --

Putnam New Opportunities Fund
-----------------------------

          Purchase of face amount                     30,736.02            $  1,269,163                   --            $    --
          Sales of face amount                         2,448.30                 100,290                   --                 --
          Investment income/loss                             --                   (563)                   --                 --

                   7. Transactions with Parties-In-Interest

During the years ended December 31, 1996 and 1995, the Plan entered into the following transactions with parties-in-interest:

                                                                                            December 31,
                                                                             1996           -----------           1995
                                                                             ----                                 ----

                                                               Units/Shares          Amount            Units/Shares      Amount
                                                               ------------          ------            ------------      ------


Fleet National Bank Cash Management
-----------------------------------
          Purchases of face amount                            4,936,151.00         $  4,936,151             --        $ 1,539,816
          Sales of face amount                                5,133,532.00            5,133,532             --          1,577,038
          Investment income/loss                                        --                   --             --              3,991



Fleet Financial Group, Inc.
---------------------------

          Purchases of face amount                                  429.00         $     18,622             --        $        --
          Sales of face amount                                      429.00               17,517             --                 --
          Investment income/loss                                        --              (1,105)             --                 --



Brown & Sharpe Manufacturing Company
------------------------------------

          Purchases of capital stock                             19,781.12         $    159,790            661        $     4,517
          Distributions of capital stock to participants          2,242.61               31,277            593              5,645
          Sales of capital stock, at market value                22,934.77              279,472             --                 --
          Investment income/loss                                        --               87,024             --                 --

                   BROWN & SHARPE SAVINGS & RETIREMENT PLAN
                      SCHEDULE OF REPORTABLE TRANSACTIONS
                     For the Year Ended December 31, 1996
                     ------------------------------------

Category (i) An individual transaction in excess of 5% of plan assets
---------------------------------------------------------------------


Identity of Party Involved      Description of Assets                     Purchase Price        Selling Price         Cost of Asset
--------------------------      ---------------------                     --------------        -------------         -------------

Putnam Fiduciary Trust Company  The George Putnam Fund of Boston
                                Purchased $2,188,639 face amount              $ 2,188,639       $           -            $ 2,188,639


                                Sold $1,232,123 face amount                             -           1,232,123              1,237,516



                                Putnam Fund for Growth and Income
                                Purchased $616,566 face amount                    616,566                   -                616,566



                                Putnam Voyager Fund
                                Purchased $478,051  face amount                   478,051                   -                478,051



                                Putnam Stable Value Fund
                                Sold $1,115,211 face amount                             -           1,115,211              1,115,211



                                Putnam New Opportunities Fund
                                Purchased $1,001,998 face amount                1,001,998                   -              1,001,998



Fleet National Bank             Fleet National Bank Cash Management
                                Sold $2,109,359 face amount                             -           2,109,359              2,109,359


                                Purchased $1,404,786 face amount                1,404,786                   -              1,404,786

                                Purchased $640,972 face amount                    640,972                   -                640,972

                                Sold $657,549 face amount                               -             657,549                657,549

                                Purchased $502,417 face amount                    502,417                   -                502,417

                                Purchased $334,467 face amount                    334,467                   -                334,467

                                Sold $334,466 face amount                               -             334,466                334,466

                                Purchased $334,467 face amount                    334,467                   -                334,467

                                Sold $334,466 face amount                               -             334,466                334,466



                                                                             Current Value of
Identity of Party Involved      Description of Assets                     Asset on Transaction        Net Gain
--------------------------      ---------------------                     --------------------        --------
                                                                                  Date                 (Loss)
                                                                                  ----                 ------
Putnam Fiduciary Trust Company  The George Putnam Fund of Boston
                                Purchased $2,188,639 face amount              $ 2,188,639       $           -

                                Sold $1,232,123 face amount                     1,232,123             (5,393)


                                Putnam Fund for Growth and Income
                                Purchased $616,566 face amount                    616,566                   -


                                Putnam Voyager Fund
                                Purchased $478,051  face amount                   478,051                   -


                                Putnam Stable Value Fund
                                Sold $1,115,211 face amount                     1,115,211                   -


                                Putnam New Opportunities Fund
                                Purchased $1,001,998 face amount                1,001,998                   -


Fleet National Bank             Fleet National Bank Cash Management
                                Sold $2,109,359 face amount                     2,109,359                   -

                                Purchased $1,404,786 face amount                1,404,786                   -

                                Purchased $640,972 face amount                    640,972                   -

                                Sold $657,549 face amount                         657,549                   -

                                Purchased $502,417 face amount                    502,417                   -

                                Purchased $334,467 face amount                    334,467                   -

                                Sold $334,466 face amount                         334,466                   -

                                Purchased $334,467 face amount                    334,467                   -

                                Sold $334,466 face amount                         334,466                   -


                   BROWN & SHARPE SAVINGS & RETIREMENT PLAN
                SCHEDULE OF REPORTABLE TRANSACTIONS (continued)
                     For the Year Ended December 31, 1996
                     ------------------------------------


Category (i) An individual transaction in excess of 5% of plan assets
---------------------------------------------------------------------

Identity of Party Involved             Description of Assets                Purchase Price         Selling Price     Cost of Asset
--------------------------             ---------------------                --------------         -------------     -------------


Fleet National Bank                    Purchased $442,106 face amount       $      442,106         $           -     $     442,106

                                       Sold $628,361 face amount                         -               628,361           628,361

                                       Purchased $334,467 face amount              334,467                     -           334,467

                                       Sold $334,466 face amount                         -               334,466           334,466



Allstate Life Insurance Company        Sold $334,466 face amount                         -               334,466           334,466



Principal Mutual Life Ins. Co.         GIC (3)88705-03-H
                                       Sold $688,258 face amount                         -               688,258           688,258


                                                                                        Current Value of
Identity of Party Involved             Description of Assets                          Asset on Transaction          Net Gain
--------------------------             ---------------------                          --------------------          --------
                                                                                              Date                   (Loss)
                                                                                              ----                   ------
Fleet National Bank                    Purchased $442,106 face amount                    $      442,106                    -

                                       Sold $628,361 face amount                                628,361                    -

                                       Purchased $334,467 face amount                           334,467                    -

                                       Sold $334,466 face amount                                334,466                    -



Allstate Life Insurance Company        Sold $334,466 face amount                                334,466                    -



Principal Mutual Life Ins. Co.         GIC (3)88705-03-H
                                       Sold $688,258 face amount                                688,258                    -

                   BROWN & SHARPE SAVINGS & RETIREMENT PLAN
                      SCHEDULE OF REPORTABLE TRANSACTIONS
                     For the Year Ended December 31, 1996
                     ------------------------------------


Category (iii) A series of securities transactions in excess of 5% of plan
--------------------------------------------------------------------------
assets
------

Identity of Party Involved       Description of Assets                        Purchase Price         Selling Price     Cost of Asset
--------------------------       ---------------------                        --------------         -------------     -------------
Putnam Fiduciary Trust Company   The George Putnam Fund of Boston
                                 Purchased $2,624,620 face amount in
                                 72 transactions                                $  2,624,620         $           -      $ 2,624,620

                                 Sold $1,454,983 face amount in 37
                                 transactions                                              -             1,454,983        1,446,553

                                 Putnam Fund for Growth and Income
                                 Purchased $840,325 face amount in 75
                                 transactions                                        840,325                     -          840,325

                                 Sold $64,454 face amount in 26
                                 transactions                                              -                64,454           63,357

                                 Putnam Voyager Fund
                                 Purchased $627,865 face amount in
                                 73 transactions                                     627,865                     -          627,865

                                 Sold $65,402  face amount in 23
                                 transactions                                              -                65,402           64,915

                                 Putnam Stable Value Fund
                                 Purchased $1,780,823 face amount in 108
                                 transactions                                      1,780,823                     -        1,780,823

                                 Sold $1,150,876 face amount in 32
                                 transactions                                              -             1,150,876        1,150,876

                                 Putnam New Opportunities Fund
                                 Purchased $1,269,163 face amount in
                                 78 transactions                                   1,269,163                     -        1,269,163

                                 Sold $100,290 face amount in 23
                                 transactions                                              -               100,290          100,853

                                                                                  Current Value of
Identity of Party Involved       Description of Assets                          Asset on Transaction          Net Gain
--------------------------       ---------------------                          --------------------          --------
                                                                                       Date                   (Loss)
                                                                                       ----                   ------
Putnam Fiduciary Trust Company   The George Putnam Fund of Boston
                                 Purchased $2,624,620 face amount in
                                 72 transactions                                      $ 2,624,620             $      -

                                 Sold $1,454,983 face amount in 37
                                 transactions                                           1,454,983                8,430

                                 Putnam Fund for Growth and Income
                                 Purchased $840,325 face amount in 75
                                 transactions                                             840,325                    -

                                 Sold $64,454 face amount in 26
                                 transactions                                              64,454                1,097

                                 Putnam Voyager Fund
                                 Purchased $627,865 face amount in
                                 73 transactions                                          627,865                    -

                                 Sold $65,402 face amount in 23
                                 transactions                                              65,402                  487

                                 Putnam Stable Value Fund
                                 Purchased $1,780,823 face amount in 108
                                 transactions                                           1,780,823                    -

                                 Sold $1,150,876 face amount in 32
                                 transactions                                           1,150,876                    -

                                 Putnam New Opportunities Fund
                                 Purchased $1,269,163 face amount in
                                 78 transactions                                        1,269,163                    -

                                 Sold $100,290 face amount in 23
                                 transactions                                             100,290                 (563)

                   BROWN & SHARPE SAVINGS & RETIREMENT PLAN
                SCHEDULE OF REPORTABLE TRANSACTIONS (continued)
                     For the Year Ended December 31, 1996
                     ------------------------------------


Category (iii) A series of securities transactions in excess of 5% of plan
--------------------------------------------------------------------------
assets
------


Identity of Party Involved             Description of Assets                     Purchase Price     Selling Price   Cost of Asset
--------------------------             ---------------------                     --------------     -------------   -------------

Brown & Sharpe Manufacturing           The Brown & Sharpe Stock Fund
Company                                Purchased $159,790 face amount in
                                       60 transactions                             $     159,790    $           -   $      159,790

                                       Sold $310,749  face amount in 12
                                       transactions                                            -          310,749          223,725


Fleet National Bank                    Fleet National Bank Cash Management
                                       Purchased $4,936,151 face amount in
                                       117  transactions                               4,936,151                -        4,936,151

                                       Sold $5,133,532 face amount in 65
                                       transactions                                            -        5,133,532        5,133,532



Allstate Life Insurance Company        Allstate Life Insurance
                                       Purchased $9,439 face amount in 4
                                       transactions                                        9,439                -            9,439

                                       Sold $356,790 face amount in 4
                                       transactions                                            -          356,790          356,790


Principal Mutual Life Insurance        Principal Mutual Insurance GIC
Company                                Contract No. (3) 88705-H
                                       Purchased $10,852 face amount in 1
                                       transaction                                        10,852                -           10,852

                                       Sold $1,300,980 face amount in 12
                                       transactions                                            -        1,300,980        1,300,980


                                                                                      Current Value of
                                                                                      ----------------
Identity of Party Involved             Description of Assets                       Asset on Transaction          Net Gain
--------------------------             ---------------------                       --------------------          --------
                                                                                           Date                   (Loss)
                                                                                           ----                   -----

Brown & Sharpe Manufacturing           The Brown & Sharpe Stock Fund
Company                                Purchased $159,790 face amount in
                                       60 transactions                                 $     159,790      $              -

                                       Sold $310,749  face amount in 12
                                       transactions                                          310,749                87,024


Fleet National Bank                    Fleet National Bank Cash Management
                                       Purchased $4,936,151 face amount in
                                       117  transactions                                   4,936,151                     -

                                       Sold $5,133,532 face amount in 65
                                       transactions                                        5,133,532                     -



Allstate Life Insurance Company        Allstate Life Insurance
                                       Purchased $9,439 face amount in 4
                                       transactions                                            9,439                     -

                                       Sold $356,790 face amount in 4
                                       transactions                                          356,790                     -


Principal Mutual Life Insurance        Principal Mutual Insurance GIC
Company                                Contract No. (3) 88705-H
                                       Purchased $10,852 face amount in 1
                                       transaction                                            10,852                     -

                                       Sold $1,300,980 face amount in 12
                                       transactions                                        1,300,980                     -

                   Brown & Sharpe Savings & Retirement Plan
                Schedule of Assets Held for Investment Purposes
                             At December 31, 1996

                                                                                                            Cost of
Shares or Face Value        Description                                                  Fair Value        Investment
-----------------------------------------------------------------------------------------------------------------------
73,344.74 shares            The George Putnam Fund of Boston
                            Balanced fund consisting of stocks and corporate            $   1,202,853     $  1,178,067
                            and government bonds

28,287.72 shares            Putnam New Opportunities Fund
                            Long-term growth funds consisting of stock of                   1,149,331        1,168,310
                            certain emerging industry groups that in Putnam
                            Investments view offer long-term growth potential

33,900.16 shares            Putnam Voyager Fund
                            A combination of stocks of small companies expected               546,471          562,950
                            to grow over time in addition to stocks of larger more
                            established corporations

31,035.57 shares            Brown & Sharpe Company Stock Fund
                            Consisting of 31,035.57 shares of Brown & Sharpe                  434,498          283,136
                            Class A & B Common Stock

44,664.55 shares            The Putnam Fund for Growth & Income
                            A combination of attractive priced stocks of companies            804,855          776,968
                            viewed by Putnam to offer long-term growth potential
                            while also providing income

                            Brown & Sharpe Stable Value Fund
$647,245 face value         American International Life Assurance Company                     647,245          647,245
$42,030 face value          Principal Mutual Life Insurance Company (3)88705-02-H              42,030           42,030
$754,939 face value         Principal Mutual Life Insurance Company (3)88705-03-H             754,939          754,939
629,947 shares              Putnam Stable Value Fund                                          629,947          629,947
                                                                                        -------------     ------------

                            TOTAL INVESTMENTS                                               6,212,169        6,043,592

                            Plan Loan Receivable                                              164,879          164,879
                                                                                        -------------     ------------

                            TOTAL ASSETS HELD FOR INVESTMENTS                           $   6,377,048     $  6,208,471
                                                                                        =============     ============

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

                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 2-33676, 2-56821, 2-60398, 2-77219, 2-77575, 2-83637, 2-97935,
33-17831, 33-23601, 33-23603, 33-30927, and 33-54496) of Brown & Sharpe
Manufacturing Company of our report dated June 23,1997, with respect to the financial statements and schedules of the Brown & Sharpe Savings and Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.



                                       ERNST & YOUNG LLP




Providence, Rhode Island
June 23, 1997

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